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                                                                  Exhibit 99.906

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     The Chief Executive Officer and the Chief Financial Officer of Valor Investment Fund, Inc. (the "Registrant"), each certify to the best of his and her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended July 31, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13
(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer:                Chief Financial Officer:


/S/ William B. Klinsky                  /S/ Ernest J. Schwartz
-------------------------------------   ----------------------------------------
William B. Klinsky                      Ernest J. Schwartz

Date: October 12, 2005                  Date: October 12, 2005